Investor Presentation NAREIT REITworld | San Francisco, CA November 2018

SAFE HARBOR STATEMENT AND LEGAL DISCLOSURE Certain statements in this presentation are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties, and other factors that may cause actual results to differ materially from expected results. These statements may be identified by our use of words such as “expects,” “plans,” “estimates,” “anticipates,” “projects,” “intends,” “believes,” and similar expressions that do not relate to historical matters. Such risks, uncertainties, and other factors include, but are not limited to, changes in general and local economic and real estate market conditions, fluctuations in interest rates, the effect of government regulations, the availability and cost of capital, risks associated with our value add and redevelopment opportunities, property acquisition and disposition activities, the financial condition of our tenants, competition from other developers, our ability to attract and retain skilled personnel, our ability to maintain our tax status as a real estate investment trust (REIT), and those risks and uncertainties detailed from time to time in our filings with the Securities and Exchange Commission, including the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” contained in our Annual Report on Form 10-K for the fiscal year ended April 30, 2018, and in subsequent quarterly reports on Form 10-Q. We assume no obligation to update or supplement forward-looking statements that become untrue due to subsequent events. www.iretapartments.com NAREIT REITworld | November 2018 2

COMPANY SNAPSHOT We are a premier multifamily company delivering exposure to strong Midwest markets Minot Grand Forks % of Q1 Average Bismarck Billings (1) Region FY19 NOI Homes Rent St. Cloud Revenue Growth CAGR Minneapolis, MN 20.0% 1,988 $1,441 Minneapolis For communities built since 2010 Rapid City Rochester Rochester, MN 14.2% 1,711 $1,223 Sioux Falls 3.9% 4.1% Denver, CO 9.3% 664 $1,807 Sioux City 3.1% Omaha 2.3% Grand Forks, ND 9.2% 1,554 $923 Lincoln Denver 1.9% Omaha, NE 8.3% 1,370 $874 Topeka Bismarck, ND 8.1% 1,259 $957 St. Cloud, MN 7.2% 1,190 $931 Midwest South West Northeast National Avg Topeka, KS 5.7% 1,042 $807 • Newer communities in the Midwest Sioux Falls, SD 5.2% 969 $838 have shown strong performance Billings, MT 4.9% 770 $914 during this economic expansion Minot, ND 4.6% 712 $1,002 • 36% of IRET’s expected FY19 NOI from communities built since 2010 Rapid City, SD 3.3% 474 $925 Total / Average 100.0% 13,703 $1,066 Source: Axiometrics (1) Q1FY19 Weighted Average Rent per Occupied Home per Month www.iretapartments.com NAREIT REITworld | November 2018 3

PROFORMA CAPITAL STRUCTURE AS OF 10/31/18 $ in thousands, except where noted $1.5B Total Capitalization % of Weighted Weighted Debt Summary(1) Amount Total Avg. Rate Avg. Maturity $99M $664M Total Secured Debt $449,451 68% 4.59% 4.5 Years Preferred Total Debt Equity Secured Debt Unsecured LOC Balance $69,500 10% 3.79% 3.8 Years Preferred Equity 30% 7% Unsecured Term Loans $145,000 22% 4.10% 6.1 Years Unsecured Debt Total Unsecured Debt $214,500 32% 4.00% 5.3 Years 14% Total Debt $663,951 100% 4.40% 4.8 Years Common Equity 49% Fixed Rate $594,451 90% 4.47% 4.9 Years $722M Common Variable Rate $69,500 10% 3.79% 3.8 Years Equity (1) PROFORMA As of 10/31/18 Note: 10/31/18 closing price, (2) LOC commitments total $250 million shares and units outstanding as of 9/30/18 $109,557 $104,899 $94,010 $82,094 $70,000 Term Loan $55,274 $55,733 LOC $49,571 B Term Loan $21,114 A $7,199 CY19 CY20 CY21 CY22 CY23 CY24 CY25 CY26 CY27 Thereafter % of Total Maturing 3.3% 12.6% 16.2% 14.5% 7.6% 10.8% 16.9% 8.5% 8.6% 1.1% Weighted Average Interest Rate 6.02% 5.56% 5.24% 3.90% 4.02% 3.61% 4.29% 3.74% 3.47% 5.40% www.iretapartments.com NAREIT REITworld | November 2018 4

PORTFOLIO SCALE AND QUALITY IMPROVING Total Multifamily NOI Average Revenue / Home $90M $1,774 $1,061 $41M $724 FY 2012 FY 2018 FY 2012 Current Current Non (1) (1) Same-Store Same-Store Multifamily Homes Market Improvement 13,703 % of Multifamily NOI 27% 34% 33% 32% 29% 9,161 36% 20% 26% 30% 36% 10% 42% 42% 2% 38% 43% 43% 31% 22% 24% (2) (1) FY 2012 Current FY14 FY15 FY16 FY17 FY18 PF FY19 (1) Quarter Ended 7/31/18 (2) As of 4/30/12 MN CO ND Other www.iretapartments.com NAREIT REITworld | November 2018 5

OPERATIONS IMPROVING

Focus on expense containment and revenue generating strategies is starting to bear fruit…



YoY Same-Store NOI % Change
0.1%
(10.8%)
(5.1%)
(3.8%)
(5.5%)
(2.3%)
(7.4%)
(3.3%)
(3.4%)
(5.5%)
5.8%
4.7%
2.8%
Q1
Q2
Q3
Q4
FY16
FY17
FY18
FY19

…with more potential from operational enhancements and margin-enhancing initiatives

- Placing full focus on our residents and our communities
- Growing our team of operational specialists
- Shifting to dedicated IT solutions
  - Revenue management
  - Leasing optimization
  - Reputation management
  - Lead management
- Strengthening asset management with additional resources

iret RISEBY5

- Goal to increase margin by 5%
- Estimated 3-5 years to achieve
- Improvement in financial performance coming from process improvements, revenue generating ideas, human capital initiatives and systems and technology improvements
- Sample projects include realignment of staffing, reduction of average days vacant, and implementation of other revenue/fees and adjustment to market

www.iretapartments.com NAREIT REITworld | November 2018 6

CAPITAL ALLOCATION PRIORITIES Prudent capital allocation provides greater opportunities to reinvest in and grow our business Continue Disciplined Investment Strategy • Improve portfolio efficiency and quality through targeted redevelopment of existing assets and new acquisitions • Continue active portfolio management • Increase economies of scale Maintain Stronger, More Flexible Balance Sheet • Redeemed Series A ($29M, 8.25%) and Series B ($115M, 7.95%) preferred stock; issued Series C ($103M, 6.625%) preferred stock • Increased unsecured borrowing capacity to $395 million with the recast of our revolving line of credit and placement of two unsecured term loans. This recast improves pricing, flattens the debt maturity schedule and most importantly, includes a re-valuation of all real estate assets providing additional liquidity. • Targeting debt metrics in-line with investment grade benchmarks Enhance Per-Share Metrics • Increase cash flow per share • Generate durable cash flow through higher-quality apartment portfolio • Improve dividend payout ratio www.iretapartments.com NAREIT REITworld | November 2018 7

CAPITAL RECYCLING SINCE 5/1/17 Significantly improved the quality of our portfolio since the beginning of FY18 • Used disposition proceeds to purchase two multifamily communities in Denver, two multifamily communities in Minneapolis, originate two multifamily loans, reduce debt, repurchase shares, and reduce preferred shares • Grew portfolio scale in Minneapolis with the purchase of 691 homes and entered the Denver market with the purchase of 664 homes • Reduced total leverage from 58% of gross real estate assets to 41% $564M Total Dispositions $555M Total Redeployment Retail/Other Industrial $17.8M $44.4M Preferred Share Redemption Non-Core Multifamily $15.0M $60.4M Share & Unit Repurchases Denver Multifamily $19.8M $219.3M Multifamily Loans Senior Housing $27.4M $36.9M Medical Office Debt Reduction $404.8M $119.5M Minneapolis Multifamily $153.8M www.iretapartments.com NAREIT REITworld | November 2018 8

MINNEAPOLIS & DENVER VS. OTHER TOP 25 MSAs

Targeted geography has strong market fundamentals



DENVER	
2010-2017 Population CAGR	1.77%
Unemployment Rate	3.3%
Median Household Income	$76,643
Median Home Price	$462,900
Multifamily % of Housing Stock[1]	26.8%
2014-2017 Rent CAGR	5.38%
2014-2017 Average Vacancy	4.82%

TWIN CITIES	
2010-2017 Population CAGR	1.01%
Unemployment Rate	2.5%
Median Household Income	$76,856
Median Home Price	$280,200
Multifamily % of Housing Stock[1]	22.9%
2014-2017 Rent CAGR	3.01%
2014-2017 Average Vacancy	3.32%

TOP 25 MSAs[2]	
2010-2017 Population CAGR	1.19%
Unemployment Rate	4.0%
Median Household Income	$70,005
Median Home Price	$375,500
Multifamily % of Housing Stock[1]	24.6%
2014-2017 Rent CAGR	3.79%
2014-2017 Average Vacancy	4.77%

Sources: US Census Bureau, Bureau of Labor Statistics, National Association of Realtors, and Axiometrics
(1) 5+ units; mobile homes and RVs excluded from total stock
(2) Top 25 MSAs defined as 25 highest populated metro areas as of most recent US Census Bureau data
Top 25 MSA statistics are averages excluding Denver and Twin Cities

www.iretapartments.com NAREIT REITworld | November 2018 9

UNDERSTANDING SECONDARY MARKETS These five markets plus Minneapolis and Denver are expected to make up 78% of proforma FY19 NOI Rochester, MN Omaha, NE Grand Forks, ND St. Cloud, MN Bismarck, ND Population 218,280 933,316 102,414 197,759 132,142 Median Household Income $71,985 $65,619 $48,609 $61,943 $66,087 Unemployment Rate(1) 2.2% 2.7% 2.5% 2.5% 2.3% Mayo Clinic Offutt Air Force Base University of ND CentraCare Health State of ND Major Employers IBM Union Pacific Altru Health State of Minnesota Sanford Health Number of IRET Homes 1,711 1,370 1,554 1,190 1,259 Total Multifamily Supply 13,041 77,674 15,761 16,772 13,826 Same-Store Average Revenue per Unit(2) $1,261 $951 $971 $1,003 $1,011 Same-Store Occupancy(3) 92.9% 94.7% 92.6% 93.9% 93.9% Sources: US Census Bureau, Bureau of Labor Statistics, IRET, Axiometrics, Company Filings and Disclosures, and IRET Research (1) August 2018 Unemployment Rate (2) Q1FY19 Weighted Average Revenue per Occupied Home per Month (3) Q1FY19 Weighted Average Occupancy www.iretapartments.com NAREIT REITworld | November 2018 10

RECENT INVESTMENT HIGHLIGHTS Oxbo Park Place Dylan Westend Location St. Paul, MN Plymouth, MN Denver, CO Denver, CO Homes 191 (11,500 retail sf) 500 274 390 Constructed 2017 1985 2016 2015 Purchase Price $61.5M $92.3M $90.6M $128.7M Located in Target Market - Minneapolis   Located in Target Market - Denver   Secured in Non-Traditional / Opportunistic Process    Over 200 Units    Average Monthly Rent Greater Than $1,650    Value Add Opportunity  New Construction (2010+)    Located in Submarket with Cultural, Retail and Employment Drivers     Walkable to Public Transit Station (1 mile)    www.iretapartments.com NAREIT REITworld | November 2018 11

iret VALUE ADD OPPORTUNITY

Highlights

- We are moving forward to deliberately mine the opportunities in our portfolio
- Approximately 5,600 apartment homes have not been renovated since before 2008
- Inventorying entire portfolio for value add opportunities
- Launching in strategic markets first
- Opportunities include enhancement of market position as well as maintaining competitive advantages in the market
- Many older communities were early entrants into market and thus are in good locations with no immediate available space to build
- Initial value add program includes approximately 1,000 units and various amenity projects with an estimated investment of $14.5M

Property / Project	Region	Years to Complete	Estimated Cost	Estimated ROI	Project Scope
Park Place	Minneapolis, MN	4.0	$7,250,000	**14% - 16%**	Full kitchen and bath remodel
Red 20	Minneapolis, MN	1.0	$278,000	**26% - 28%**	Tile backsplash and USB outlets in homes and install package locker
Colonial Villa	Minneapolis, MN	4.0	$3,600,000	**14% - 16%**	Build Clubhouse; kitchen and bathroom remodel in units
Woodridge	Rochester, MN	2.0	$1,350,000	**14% - 16%**	Kitchen and bathroom remodel in homes and upgrade community room
Regency Park Estates	St. Cloud, MN	2.5	$550,000	**24% - 26%**	Light kitchen remodel
Laundry	Various	2.0	$1,250,000	**26% - 28%**	Add in-unit laundry to units and convert coin machines to card
LED Retrofit	Minneapolis, MN	4.0	$1,000,000	**20% - 22%**	Convert common area lights to LEDs – three communities completed

www.iretapartments.com NAREIT REITworld | November 2018 12

VALUE ADD CASE STUDY – PARK PLACE

Opportunity

- Redevelop up to 488 homes at Park Place Apartments, a Class B multifamily community located in a highly desirable suburb of Minneapolis
- Take advantage of significant disparity between current rents and rents on newer, Class A product and other similar vintage properties with recently renovated homes in the submarket

Scope

- Upgrades include:
  - New cabinets
  - New flooring
  - Quartz countertop
  - Kitchen tile backsplash
  - New bathroom vanities and countertops
  - Stainless steel appliances
  - Light fixtures

Results

Homes to Renovate	Renovated[1]	% Complete	Cost per Unit	Achieved Premium[2]	ROI
488	67	**13.7%**	**$15,952**	**$233**	**17.5%**


BEFORE


AFTER

(1) Monthly premium on completed and leased units through 10/31/18

www.iretapartments.com NAREIT REITworld | November 2018 13

VALUE ADD CASE STUDY – RED 20

Opportunity

- Upgrade 130 homes at Red 20 Apartments, a Class A multifamily community located near downtown in the highly desirable Northeast Minneapolis submarket
- Take advantage of the gap in rents at newer assets in the immediate vicinity of Red 20, and maintain a competitive advantage


BEFORE

Scope

- Upgrades include:
  - Tile backsplashes in the kitchen
  - USB outlets in the kitchen and all bedrooms


AFTER

Expected Results

Homes to Renovate	Renovated	% Complete	Est. Cost per Unit	Expected Premium(1)	Est. ROI
130	79	**60.8%**	**$1,051**	**$24**	**27.4%**

(1) Work is being completed in occupied units with first completions seeing premium charges in November 2018 rents

www.iretapartments.com NAREIT REITworld | November 2018 14

INVESTMENT HIGHLIGHTS Stronger Balance Sheet Operational Enhancements Stronger Markets Value Add Opportunities Best in Class Governance www.iretapartments.com NAREIT REITworld | November 2018 15

Investor Relations Contact: Jon Bishop ir@iret.com 952.401.4827

APPENDIX: MINNEAPOLIS–ST. PAUL IS STRONG

Economic Drivers

- The Minneapolis–St. Paul economy is supported by large corporations in diverse industries that generate stable job growth. Nineteen *Fortune* 500 companies and eight companies on *Forbes'* list of America's 225 largest private companies, including Cargill at #1, are headquartered in Minnesota.
- Minneapolis–St. Paul's skilled labor force powers companies in a mix of industries including agriculture, manufacturing, retail, medical devices, biosciences, healthcare, IT, and clean energy.
- Axiometrics forecasts rental growth of 3.6% and vacancy of 3.4% in 2018, which ranks 7 and 2, respectively, among the top 50 multifamily markets.

19 Fortune 500 Companies

Rank	Company	Rank	Company
5	United Health Group	216	Land O' Lakes
39	Target	252	Ameriprise Financial
72	Best Buy	266	Xcel Energy
96	CHS	323	Hormel Foods
97	3M	343	Thrivent Financial
122	U.S. Bancorp	382	Mosaic
180	Supervalu	462	Securian Financial
182	General Mills	490	Patterson
193	C.H. Robinson	496	Polaris
215	Ecolab		

Effective Apartment Rent Growth


6%
5%
4%
3%
2%
1%
0%
5.3%
4.7%
3.1%
3.8%
3.1%
3.2%
2.2%
3.8%
2.6%
4.9%
3.3%
3.3%
3.9%
2.3%
3.1%
2.5%
2011
2012
2013
2014
2015
2016
2017
2018 YTD
Twin Cities
National

Apartment Vacancy


8%
7%
6%
5%
4%
3%
2%
1%
0%
5.2%
3.3%
2011
2012
2013
2014
2015
2016
2017
2018 YTD
Twin Cities
National

Sources: Bureau of Labor Statistics, US Census Bureau, Fortune, and Axiometrics
Note: 2018 YTD through 6/30/18

www.iretapartments.com NAREIT REITworld | November 2018 17

APPENDIX: DENVER'S ECONOMY IS THRIVING

Economic Drivers

- Denver's advantageous location, livability, skilled workforce, and attractiveness for doing business have prompted job creation throughout the metro area as employers relocate and entrepreneurs create new ventures. The metro has added 317,000 jobs since the beginning of 2010.
- The region's economy is deeply rooted in high-quality industries such as aerospace, technology, healthcare, energy, transportation, finance, and tourism.
- Relative to incomes, single family home prices in Denver are high at $462,900 as of 2Q18, driving approximately 50% of the population to rent (national average = 36%).



Total Nonfarm Payrolls (SA 2010-present)
Indexed to Jan 2010 = 100
130
125
120
115
110
105
100
2010
2011
2012
2013
2014
2015
2016
2017
2018
+27%
+15%
Denver
National



Effective Apartment Rent Growth
12%
10%
8%
6%
4%
2%
0%
6.5%
4.7%
6.7%
3.8%
6.9%
3.2%
8.8%
3.8%
9.7%
4.9%
3.2%
3.3%
3.0%
2.3%
2.3%
2.5%
2011
2012
2013
2014
2015
2016
2017
2018 YTD
Denver
National



Apartment Vacancy
8%
7%
6%
5%
4%
3%
2%
1%
0%
5.5%
5.2%
2011
2012
2013
2014
2015
2016
2017
2018 YTD
Denver
National

Sources: Bureau of Labor Statistics, US Census Bureau, Fortune, National Association of Realtors, and Axiometrics
Note: 2018 YTD through 6/30/18

www.iretapartments.com NAREIT REITworld | November 2018 18

APPENDIX: COMPETITIVE WITH COASTAL MARKETS

The Twin Cities and Denver boast extremely tight job markets, characterized by a highly educated workforce

% of Adult Population with Bachelor's Degree or Higher


Washington-Arlington-Alexandria, DC-VA-MD-WV 50.8%
San Francisco-Oakland-Hayward, CA 49.3%
Boston-Cambridge-Newton, MA-NH 47.6%
Denver-Aurora-Lakewood, CO 43.9%
Seattle-Tacoma-Bellevue, WA 41.9%
Minneapolis-St. Paul-Bloomington, MN-WI 41.7%
Portland-Vancouver-Hillsboro, OR-WA 40.3%
New York-Newark-Jersey City, NY-NJ-PA 39.6%
Baltimore-Columbia-Towson, MD 39.5%
San Diego-Carlsbad, CA 38.8%
Atlanta-Sandy Springs-Roswell, GA 37.9%

Unemployment Rate [1]


Twin Cities, MN MSA 2.5%
San Francisco, CA MSA 2.8%
Denver, CO MSA 3.3%
Washington DC MSA 3.3%
Boston, MA MSA 3.5%

Both of these characteristics support strong incomes

Rank	Metropolitan Area	Median Household Income
1	San Francisco-Oakland-Hayward, CA MSA	$101,714
2	Washington-Arlington-Alexandria, DC-VA-MD-WV MSA	$99,669
3	Boston-Cambridge-Newton, MA-NH MSA	$85,691
4	Seattle-Tacoma-Bellevue, WA MSA	$82,133
5	Baltimore-Columbia-Towson, MD MSA	$77,394
6	Minneapolis-St. Paul-Bloomington, MN-WI MSA	$76,856
7	Denver-Aurora-Lakewood, CO MSA	$76,643
8	San Diego-Carlsbad, CA	$76,207
9	New York-Newark-Jersey City, NY-NJ-PA	$75,368
10	Portland-Vancouver-Hillsboro, OR-WA	$71,931

Sources: US Census Bureau and Bureau of Labor Statistics
(1) August 2018 Unemployment Rate

www.iretapartments.com NAREIT REITworld | November 2018 19

APPENDIX: RECENT INVESTMENTS – OXBO


OXBŌ

Location: St. Paul, MN

Constructed: 2017

Homes: 191 (11,500 retail sf)

Purchase Price: $61.5M

Profile: Mid-rise Urban Core

Mobility Score: 89; excellent mobility

Walk Score: 90; walker's paradise

New construction acquired off-market at 44% leased occupancy and 27% physical occupancy

IRET EDGE:

- IRET initiated dialogue based on relationship with developer and equity partner
- Ability to acquire in midstream lease-up outside of a process
- Understanding and belief in West 7th Street submarket dynamics, drivers, growth and desirability
- Understanding of St. Paul as underserved Twin Cities market and identification of investment as top three multifamily community in this market

INVESTMENT STRENGTHS:

- Located one-half block from Xcel Energy Center – home of Minnesota Wild (NHL) and dozens of large name arena concerts per year
- Sits on West 7th Street, a vibrant stretch of restaurants, bars and hotels and is "ground zero" for many city events throughout the year including St. Patrick's Day (175,000 people), Red Bull Crashed Ice (150,000 people) and Minnesota High School Hockey Tournament (100,000 people)
- Located one-half block from St. Paul RiverCentre, 0.3 miles from Science Museum of Minnesota, 0.4 miles from Mississippi River riverfront and trail system, 0.5 miles from a city park and is walkable to St. Paul CBD employers (U.S. Bank, Wells Fargo, UBS, Travelers, Ecolob, Infor, Securian Financial) and three large hospitals

www.iretapartments.com NAREIT REITworld | November 2018 20

APPENDIX: RECENT INVESTMENTS – IRONWOOD



Location: New Hope, MN

Constructed: 2018

Homes: 182

Loan Amount: $16.3M

Profile: Mid-Rise Suburban

Mobility Score: 50; fair mobility

Walk Score: 49; car dependent

New development project structured as mezzanine lender with purchase option

IRET EDGE:

- IRET's current exposure to development is as a capital provider; positioning us to dialogue with various developers and review a wide array of opportunities
- Provide developers one platform for capital and residual take-out – tax efficient units are an option
- Mezzanine financing provides current interest income and purchase option provides opportunity to secure new construction we want to own long-term if business plan succeeds as crafted – with insight and alignment around the product offering and construction choices
- Strong relationship with local developer who controlled entitled land in a submarket where nothing had been built in 20-25 years; local developer delivers high quality product and very good with details, fit and finish
- "Hole in the donut" theory – first entrant in evolving submarket 20 minutes from downtown Minneapolis
- Residents of this community have not had the opportunity to live in housing such as this; there is demand in this community for new construction and being first into the submarket allowed for TIF incentives to be secured from the city
- New single family supply within two blocks coming at an average $265,150 for a two-story detached townhome and an average $320,000 for a single-family home; a $244/month and $149/month premium respectively when compared to pro forma rents at Ironwood, not inclusive of other costs of home ownership

INVESTMENT STRENGTHS:

- 100% open book arrangement with developer (land valued at cost, review and understanding of all draw requests and design modifications, etc.)
- Arrangement with developer calls for a pre-determined residual cap rate to be used at exercise of purchase option and calculation of developer profit participation – cap rate higher than prevailing market cap rates for like product

www.iretapartments.com NAREIT REITworld | November 2018 21

APPENDIX: RECENT INVESTMENTS – PARK PLACE



Location: Plymouth, MN

Constructed: 1985

Homes: 500

Purchase Price: $92.3M

Profile: Garden Style Suburban

Mobility Score: 42; fair mobility

Walk Score: 44; car dependent

Class B, value-add project in a well-developed and highly desirable inner ring suburb of Twin Cities

IRET EDGE:

- Community was sold as part of a fully-marketed offering (only IRET purchase in past 18 months as part of a fully-marketed offering)
- Larger deal size positioned IRET well as an all cash buyer who could move with speed and surety
- Understanding and belief of Plymouth, MN submarket dynamics, drivers and desirability
- Understanding of property's operational requirements via IRET personnel's historical experience with the asset (SVP of Asset Management and Operations Support had directly been involved with Park Place operations and transaction diligence since 2010)

INVESTMENT STRENGTHS:

- Located in a top tier inner ring Twin Cities suburb
- Strong incomes, proximity to major employers, an adjacent park, significant shopping and entertainment
- Quick and easy access to major freeway and located in highly sought after Wayzata School District
- Opportunity to implement value-add unit renovation program
- Large piece of land (32 acres) close to Plymouth central infrastructure that may have redevelopment opportunity over long-term

www.iretapartments.com NAREIT REITworld | November 2018 22

APPENDIX: RECENT INVESTMENTS – WESTEND



Location: Denver, CO

Constructed: 2015

Homes: 390

Purchase Price: $128.7M

Profile: Garden Style Urban Core

Mobility Score: 59; fair mobility

Walk Score: 71; very walkable

One-of-a-kind garden style product in Downtown Denver acquired in a non-traditional process

IRET EDGE:

- Identified community as one-of-a-kind in downtown Denver
- Developed a direct dialogue with ownership
- Positioned ourselves with the ability to execute a full due diligence while ownership contemplated and worked various disposition scenarios (direct deal vs. full-and-formal marketing process)
- Agreed to terms and secured transaction while ownership was in midst of a formal marketing process

INVESTMENT STRENGTHS:

- Community sits on 11.6 acres in downtown Denver and has the largest adjacency to Denver's park and trail system of any community downtown
- Only garden style community in downtown Denver and only community downtown with direct access garages, both of which allow residents to live in the city with suburban type amenities
- Walkable to Coors Field, Union Station redevelopment area, two grocery stores and the Platte Street corridor which features retail, restaurants and BP's recently relocated Lower 48 headquarters (from Houston)
- One mile from VF Corporation's forthcoming new corporate headquarters (parent company of The North Face, JanSport, Timberland, Vans, Dickies, Lee, Wrangler, among others)
- Community sits between Lower Downtown (LoDo), Lower Highlands (LoHi) and River North Arts District (RiNo); all submarkets with robust demand drivers
- 11.6 acre site is zoned for up to 12 stories in height
  - There is no density requirement or density cap within this zoning district; if you assumed 300 units per acre, the site could support approximately 3,500 multifamily units

www.iretapartments.com NAREIT REITworld | November 2018 23

APPENDIX: RECENT INVESTMENTS – DYLAN



Location: Denver, CO

Constructed: 2016

Homes: 274

Purchase Price: $90.6M

Profile: Mid-rise Urban Core

Mobility Score: 66; good mobility

Walk Score: 54; somewhat walkable

New construction acquired in limited, non-traditional marketing process at 79% occupancy

IRET EDGE:

- Developer, equity partner and brokerage advisor identified four potential preferred buyers in a targeted sale approach
- Spent time with developer discussing investment strategies and touring their portfolio; developer advised their equity partner we should be included in the sale process for Dylan
- Moved thoroughly and swiftly in analysis and conveying of interest
- Given time spent in Denver and submarket diligence, we had identified the River North Arts District (RiNo) submarket as an evolving submarket with long-term demand drivers; an opportunity for long-term value creation in entering the submarket early

INVESTMENT STRENGTHS:

- Submarket is located one mile north of Denver CBD in an area that was an industrial warehouse, manufacturing and railyard district 15 years ago
- RiNo features historical industrial uses, but has transformed greatly into a vibrant and innovative district with a heavy focus on arts, culinary and brewery establishments, music venues, working studios and 38th and Blake light rail transit station
  - Has been noted as a top emerging U.S. neighborhood in multiple publications
- Transformation of RiNo has attracted robust office, retail, hotel and multifamily development

www.iretapartments.com NAREIT REITworld | November 2018 24

APPENDIX: RECENT INVESTMENTS – DYLAN (CONT.)



Location: Denver, CO

Constructed: 2016

Homes: 274

Purchase Price: $90.6M

Profile: Mid-rise Urban Core

Mobility Score: 66; good mobility

Walk Score: 54; somewhat walkable

INVESTMENT THESIS

- High-end unit finishes not replicated by RiNo competitive set – gas ranges, wine fridges, artistic design and details
- Early entry in an area where valuation is increasing:
  - 4.6 acre site adjacent to Dylan purchased for $30M ($150 psf); programmed for 403 units and 11,000 sf of retail for a multifamily land basis of $74,000 per unit not accounting for retail adjustment
    - Applying the same $150 psf land value to Dylan land site ($19.6M land valuation) implies a $259,000 per unit purchase price on the real estate
  - Prior to our investment, 2.44 acre site purchased for $15M ($141 psf); constructing 232 units and 3,500 sf of retail for a multifamily land basis of $64,000 per unit not accounting for retail adjustment
- RiNo is at the forefront of new development in Denver:
  - Office – 985,000 sf recently completed; 1,312,000 sf under construction; 1,354,000 sf proposed
  - Retail – 189,000 sf recently completed; 156,000 sf under construction; 295,000 sf proposed
  - Hotel – 370 rooms recently completed or under construction; 435 rooms proposed
  - Other large-scale mixed-use development projects in the submarket include:
    - 250-acre National Western Campus development
    - 13-acre Denargo Market development
    - One-mile Platte River promenade redevelopment (adjacent to Dylan)
    - 3,950 capacity state-of-the-art music venue by AEG as part of a broader 14-acre mixed-use development with office, retail, and hotel
- We like our position within RiNo as we sit directly in the middle of the submarket, closer to the current and proposed office, retail and entertainment destinations
- Many existing multifamily competitors sit to the south of Dylan, closer to the southern border of RiNo and, in some cases, closer to the Ballpark District than the social and cultural drivers of RiNo

www.iretapartments.com NAREIT REITworld | November 2018 25